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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 28, 2002

                             VIASYSTEMS GROUP, INC.
               (Exact name of Registrant as specified in charter)

          DELAWARE                      001-15755                75-2668620
(State or other jurisdiction        (Commission file          (I.R.S. employer
      of incorporation)                  number)             identification no.)

                              101 SOUTH HANLEY ROAD
                            ST. LOUIS, MISSOURI 63105
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (314) 727-2087

                                 ---------------

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ITEM 5.  OTHER EVENTS

         On March 28, 2002, Viasystems Group, Inc. ("Registrant") issued a press release announcing that Hicks, Muse, Tate & Furst Incorporated has increased its investment in Viasystems, Inc., a wholly owned subsidary of Registrant. A copy of the press release issued by Registrant is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits.

         Exhibit Number                       Description

              99.1        -      Press Release, dated as of March 28, 2002.*

         * Filed herewith
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             VIASYSTEMS, INC.

Dated:  March 28, 2002                       By: /s/ DAVID M. SINDELAR
                                                 -------------------------------
                                                 David M. Sindelar
                                                 Chief Executive Officer



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                                INDEX TO EXHIBITS


EXHIBIT NUMBER                    DESCRIPTION
--------------                    -----------
    99.1      -      Press Release, dated as of March 28, 2002.*

    * Filed herewith.